SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549


                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 18, 1996



                        W. R. GRACE & CO.
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      (Exact name of registrant as specified in its charter)



Delaware                    1-12139                 65-0654331
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(State or other        (Commission File          (IRS Employer
jurisdiction of           Number)             Identification No.)
incorporation)



       One Town Center Road, Boca Raton, Florida 33486-1010
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        (Address of principal executive offices) (Zip Code)



 Registrant's telephone number, including area code: 561/362-2000





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Item 5.    Other Events.


     On November 18, 1996, W. R. Grace & Co. ("Company") announced that it had entered into a definitive agreement to sell its Amicon separations sciences business to Millipore Corporation for $125 million in cash. The Company's November 18, 1996 press release is filed as an exhibit hereto and is incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.


     The press release issued by the Company on November 18, 1996 regarding the matter described in Item 5 above is being filed as an exhibit to this Report.








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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

                                                 W. R. GRACE & CO.
                                                 -----------------
                                                     (Registrant)



                                          By     /s/Robert B. Lamm
                                              -----------------------------
                                                    Robert B. Lamm
                                               Vice President and Secretary


Dated: November 22, 1996







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                               W. R. GRACE & CO.

                          Current Report on Form 8-K


                                 Exhibit Index
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Exhibit No.        Description
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99.1               Press Release issued by the Company on November 18, 1996












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